CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND
                                 PORTFOLIOS LLC

                             Multi-Strategy Series M
                             Multi-Strategy Series G


                        731 LEXINGTON AVENUE, 25th FLOOR
                            NEW YORK, NEW YORK 10022

                                 (212) 559-4999

                       SUPPLEMENT DATED DECEMBER 11, 2006
                   TO OFFERING MEMORANDUM DATED AUGUST 1, 2006

            RESULTS OF SHAREHOLDER MEETING HELD ON NOVEMBER 29, 2006

         We are pleased to announce the results of the Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") Special Shareholders' Meeting held on November 29, 2006 (the "Meeting). This Supplement is intended to highlight changes approved at the Meeting.

Approval of the Plan of Reorganization and Merger

         Shareholders approved the Company's adoption of the Agreement and Plan of Reorganization and Merger (the "Plan" or the "Plan of Reorganization and Merger"). While there are multiple steps to the reorganization and merger, as further described under the heading "Information About the Reorganization and Merger" in the Company's Proxy Statement and Prospectus dated September 22, 2006, the surviving entity effectively will be Multi-Strategy Series G, which will upon completion of the merger (the "Reorganization and Merger"), be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G (each a "Series") and will hold all the assets previously held by both Multi-Strategy Series M and Multi-Strategy Series G. The Reorganization and Merger is expected to be completed on approximately December 31, 2006.

         As a result of the Reorganization and Merger, each Multi-Strategy Series M Shareholder will cease to be a Shareholder of Multi-Strategy Series M and will become a Shareholder of Multi-Strategy Series G. No sales charge or redemption fee will be imposed at the time of the Reorganization and Merger.

Changes Related to the Series' Return and Volatility Targets

         The following changes related to Series' return and/or volatility targets were approved:

         First, Multi-Strategy Series G's return and volatility targets were modified to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.


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         Second, for the period before the completion date of the Reorganization and Merger, Multi-Strategy Series M's return and volatility targets have been modified to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

         Finally, the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G were confirmed as "non-fundamental policies" of the Company, which will permit the Board to change these targets from time to time in the future without the delays and expense of seeking another shareholder vote at that time. Any such change will, however, be made with prior notice to Shareholders.

Election of the Directors

         The current Directors were re-elected, such that each of the following individuals will continue to serve on the Board: Mr. Charles Hurty, Mr. Steven Krull, and Mr. Raymond Nolte.

         Additionally, Mr. Joshua Weinreich has been appointed to serve as an Independent Director, as that term is defined for purposes of the Investment Company Act of 1940.

                                     * * * *

         The information contained in this Supplement modifies the Company's Offering Memorandum dated August 1, 2006.

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